     As filed with the Securities and Exchange Commission on April 20, 2001
                           Registration No. 333-58652

                              --------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                          PRE-EFFECTIVE AMENDMENT NO. 1
                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              ---------------------

                     PEGASUS SATELLITE COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

               Delaware                                  4833                                51-0374669
               --------                                  ----                                ----------
    (State or Other Jurisdiction of          (Primary Standard Industrial          (I.R.S. Employer Identification
     Incorporation or Organization            Classification Code Number)                      Number)

                              ---------------------

      c/o Pegasus Communications Management Company, 225 City Line Avenue,
           Suite 200, Bala Cynwyd, Pennsylvania 19004, (888) 438-7488
           ----------------------------------------------------------
   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Offices)

                              ---------------------

            Marshall W. Pagon, President and Chief Executive Officer
      c/o Pegasus Communications Management Company, 225 City Line Avenue,
           Suite 200, Bala Cynwyd, Pennsylvania 19004, (888) 438-7488
           ----------------------------------------------------------
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                              of Agent for Service)

                              ---------------------

                                   Copies to:

         Ted S. Lodge, Esq.                           Michael B. Jordan, Esq.
        Scott A. Blank, Esq.                          Diana E. McCarthy, Esq.
Pegasus Satellite Communications, Inc.              Drinker Biddle & Reath LLP
     c/o Pegasus Communications                          One Logan Square
         Management Company                           18th and Cherry Streets
   225 City Line Avenue, Suite 200                    Philadelphia, PA 19103
   Bala Cynwyd, Pennsylvania 19004                        (215) 988-2700
           (888) 438-7488

         Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement is ordered effective and all other conditions to the exchange offers described in the prospectus have been satisfied or waived.

         If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. |_|

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.  Indemnification of Directors and Officers.

         The registrant's Amended and Restated Certificate of Incorporation provides that a director of the registrant shall have no personal liability to the registrant or to its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent that Section 102(b)(7) (or any successor provision) of the Delaware General Corporation Law, as amended from time to time, expressly provides that the liability of a director may not be eliminated or limited.

         Article 6 of the registrant's By-Laws provides that any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the registrant, or is or was serving while a director or officer of the registrant at the request of the registrant as a director, officer, employee, agent, fiduciary or other representative of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall be indemnified by the registrant against expenses (including attorneys' fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably against expenses (including attorneys' fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the full extent permissible under Delaware law. Article 6 also provides that any person who is claiming indemnification under the registrant's By-Laws is entitled to advances from the registrant for the payment of expenses incurred by such person in the manner and to the full extent permitted under Delaware law.

         The registrant maintains directors' and officers' liability insurance.

Item 21.  Exhibits and Financial Statement Schedules.

(a) Exhibits

Exhibit
Number            Description of Document
-------           -----------------------

1.1* Form of Dealer Manager and Consent Solicitation Agreement, by and among Pegasus Satellite Communications, Inc., CIBC World Markets Corp. and Credit Suisse First Boston Corporation.

2.1 Agreement and Plan of Merger dated January 10, 2000, as amended on January 25, 2000, by and among Pegasus Communications Corporation, Golden Sky and certain stockholders of Pegasus Communications Corporation and Golden Sky (which is incorporated herein by reference to Exhibit 2.1 to the Registration Statement on Form S-4 of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) (File No. 333-31080)).

2.2 Asset Purchase Agreement dated as of May 15, 2000, among Centennial Puerto Rico Cable TV Corp., Pegasus Communications Corporation, Pegasus Cable Television of San German, Inc. and MCT Cablevision, Limited Partnership. (Schedules have been omitted but will be provided to the SEC upon request) (which is incorporated herein by reference to Exhibit 2.1 to the 8-K of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) dated September 15, 2000).

2.3 Agreement and Plan of Merger among Pegasus Communications Corporation, Pegasus Holdings Corporation I and Pegasus Merger Sub, Inc. dated as of February 22, 2001 (which is incorporated herein by reference to Exhibit 2.3 to the 10-K of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) dated April 2, 2001).

3.1 Amended and Restated Certificate of Incorporation of Pegasus Satellite Communications, Inc. (included in Exhibit 2.3 above).

3.2 By-Laws of Pegasus Satellite Communications, Inc. (which is incorporated herein by reference to Exhibit 3.2 to the 10-K of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) dated April 2, 2001).

3.3 Certificate of Designation, Preferences and Rights of 12.75% Series A Cumulative Exchangeable Preferred Stock of Pegasus Satellite Communications, Inc. (which is incorporated herein by reference to Exhibit 3.3 to the 10-K of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) dated April 2, 2001).

3.4 Certificate of Designation, Preferences and Rights of 12.75% Series B Cumulative Exchangeable Preferred Stock of Pegasus Satellite Communications, Inc. (which is incorporated herein by reference to Exhibit 3.4 to the 10-K of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) dated April 2, 2001).

4.1 Indenture, dated as of July 7, 1995, by and among Pegasus Media & Communications, Inc., the Guarantors (as this term is defined in the Indenture), and First Fidelity Bank, National Association, as Trustee, relating to the 12-1/2% Series B Senior Subordinated Notes due 2005 (including the form of Notes and Subsidiary Guarantee) (which is incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-4 of Pegasus Media & Communications, Inc. (File No. 33-95042)).

4.2 Form of 12-1/2% Series B Senior Subordinated Notes due 2005 (included in Exhibit 4.1 above).

4.3 Form of Subsidiary Guarantee with respect to the 12-1/2% Series B Senior Subordinated Notes due 2005 (included in
                  Exhibit 4.1 above).

4.4 Form of Indenture by and between Pegasus Satellite Communications, Inc. and First Union National Bank, as trustee, relating to the Exchange Notes (included in Exhibits
                  3.3 and 3.4 above).

4.5 Indenture, dated as of October 21, 1997, by and between Pegasus Communications Corporation and First Union National Bank, as trustee, relating to the 9-5/8% Senior Notes due 2005 (which is incorporated herein by reference to Exhibit 4.1 to

                  Amendment No. 1 to the Form 8-K dated September 8, 1997 of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation)).

4.6 Indenture, dated as of November 30, 1998, by and between Pegasus Communications Corporation and First Union National Bank, as trustee, relating to the 9-3/4% Senior Notes due 2006 (which is incorporated herein by reference to Exhibit 4.6 to the Registration Statement on Form S-3 of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) (File No. 333-70949)).

4.7 Indenture, dated as of November 19, 1999, by and between Pegasus Communications Corporation and First Union National Bank, as Trustee, relating to the 12-1/2% Senior Notes due 2007 (which is incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-4 of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) (File No. 333-94231)).

4.8* Form of Indenture for Pegasus Satellite 13-1/2% Senior Subordinated Discount Notes due 2007.

4.9 Form of Pegasus Satellite 13-1/2% Senior Subordinated Discount Notes due 2007 (included in Exhibit 4.8 above).

4.10* Form of Indenture for Pegasus Satellite 12-3/8% Senior Notes due 2006.

4.11 Form of Pegasus Satellite 12-3/8% Senior Notes due 2006 (included in Exhibit 4.10 above).

4.12 Indenture, dated as of July 31, 1998, by and among Golden Sky Systems, Inc., as issuer, Argos Support Services Company, as guarantor, PrimeWatch, Inc., as guarantor, and State Street Bank and Trust Company of Missouri, N.A., as trustee, relating to the 12-3/8% Senior Subordinated Notes due 2006, Series A and 12-3/8% Senior Subordinated Notes due 2006, Series B of Golden Sky Systems, Inc. (which is incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-4 of Golden Sky Systems, Inc. (File No. 333-64367)).

4.13 Form of 12-3/8% Senior Subordinated Note due 2006, Series B of Golden Sky Systems, Inc. (which is incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-4 of Golden Sky Systems, Inc. (File No. 333-64367)).

4.14 Indenture, dated as of February 19, 1999, between Golden Sky DBS, Inc., as issuer, and United States Trust Company of New York, as trustee, relating to Golden Sky DBS, Inc.'s 13-1/2% Senior Discount Notes due 2007, Series A, and 13-1/2% Senior Discount Notes due 2007, Series B (which is incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-4 of Golden Sky DBS, Inc. (File No. 333-76413)).

4.15 Form of 13-1/2% Senior Discount Note due 2007, Series B of Golden Sky DBS, Inc. (which is incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-4 of Golden Sky DBS, Inc. (File No. 333-76413)).

4.16 Amended and Restated Voting Agreement, dated May 5, 2000, among Pegasus Communications Corporation, Fleet Venture Resources, Inc., Fleet Equity Partners VI, L.P., Chisholm

                  Partners III, L.P., and Kennedy Plaza Partners, Spectrum Equity Investors, L.P. and Spectrum Equity Investors II, L.P., Alta Communications VI, L.P., Alta Subordinated Debt Partners III, L.P. and Alta-Comm S BY S, L.L.C., and Pegasus Communications Holdings, Inc., Pegasus Capital, L.P., Pegasus Scranton Offer Corp, Pegasus Northwest Offer Corp, and Marshall W. Pagon, an individual (which is incorporated herein by reference to Exhibit 10.1 to the Form 8-K of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) dated May 5, 2000).

4.17 Registration Rights Agreement dated May 5, 2000, among Pegasus Communications Corporation, Fleet Venture Resources, Inc., Fleet Equity Partners VI, L.P., Chisholm Partners III, L.P., and Kennedy Plaza Partners, Spectrum Equity Investors, L.P. and Spectrum Equity Investors II, L.P., Alta Communications VI, L.P., Alta Subordinated Debt Partners III, L.P. and Alta-Comm S BY S, L.L.C., and Pegasus Communications Holdings, Inc., Pegasus Capital, L.P., Pegasus Scranton Offer Corp, Pegasus Northwest Offer Corp, and Marshall W. Pagon, an individual (which is incorporated herein by reference to Exhibit 10.2 to the Form 8-K of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) dated May 5, 2000).

5.1*              Opinion of Drinker Biddle & Reath LLP.

8.1*              Opinion of Drinker Biddle & Reath LLP concerning tax matters.

10.1 NRTC/Member Agreement for Marketing and Distribution of DBS Services, dated June 24, 1993, between the National Rural Telecommunications Cooperative and Pegasus Cable Associates, Ltd. (which is incorporated herein by reference to Exhibit
                  10.28 to the Registration Statement on Form S-4 of Pegasus Media & Communications, Inc. (File No. 33-95042) (other similar agreements with the National Rural Telecommunications Cooperative are not being filed but will be furnished upon request, subject to restrictions on confidentiality)).

10.2 Amendment to NRTC/Member Agreement for Marketing and Distribution of DBS Services, dated June 24, 1993, between the National Rural Telecommunications Cooperative and Pegasus Cable Associates, Ltd. (which is incorporated herein by reference to Exhibit 10.29 to the Registration Statement on Form S-4 of Pegasus Media & Communications, Inc. (File No. 33-95042)).

10.3 DIRECTV Sign-Up Agreement, dated May 3, 1995, between DIRECTV, Inc. and Pegasus Satellite Television, Inc. (which is incorporated herein by reference to Exhibit 10.30 to the Registration Statement on Form S-4 of Pegasus Media & Communications, Inc. (File No. 33-95042)).

10.4 Credit Agreement dated January 14, 2000 among Pegasus Media & Communications, Inc., the lenders thereto, CIBC World Markets Corp., Deutsche Bank Securities Inc., Canadian Imperial Bank of Commerce, Bankers Trust Company and Fleet National Bank (which is incorporated herein by reference to Exhibit 10.7 to the Registration Statement on Form S-4 of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) (File No. 333-31080)).

10.5+ Pegasus Communications Corporation Restricted Stock Plan (as amended and restated generally effective as of December 18,
                  1998) (which is incorporated herein by reference to Exhibit
                  10.2 to the Form 10-Q of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) dated August 13, 1999).

10.6+ Pegasus Communications Corporation 1996 Stock Option Plan (as amended and restated effective as of April 23, 1999) (which is incorporated herein by reference to Exhibit 10.1 to the Form 10-Q of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) dated August 13, 1999).

10.7 Agreement, effective as of September 13, 1999, by and among ADS Alliance Data Systems, Inc., Pegasus Satellite Television, Inc. and Digital Television Services, Inc. (which is incorporated herein by reference to Exhibit 10.1 to the Form 10-Q dated November 12, 1999 of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation)).

10.8 Amendment dated December 30, 1999, to ADS Alliance Agreement among ADS Alliance Data Systems, Inc., Pegasus Satellite Television, Inc. and Digital Television Securities, Inc., dated September 13, 1999 (which is incorporated herein by reference to Exhibit 10.8 to the Registration Statement on Form S-4 of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) (File No. 333-31080)).

12.1**            Statements Re Computation of Ratios

21.1 Subsidiaries of Pegasus Satellite Communications, Inc. (which is incorporated herein by reference to Exhibit 21.1 to the 10-K of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) dated April 2, 2001).

23.1*             Consent of Drinker Biddle & Reath LLP (included in Exhibits
                  5.1 and 8.1).

23.2**            Consent of PricewaterhouseCoopers LLP.

23.3**            Consent of KPMG LLP regarding financial statements of Golden
                  Sky DBS, Inc.

23.4** Consent of KPMG LLP regarding financial statements of Golden Sky Systems, Inc.

23.5** Consent of KPMG LLP regarding financial statements of Golden Sky Holdings, Inc.

24.1**            Powers of Attorney (included on Signatures and Powers of
                  Attorney).

25.1*             Statement of Eligibility of Trustee.

99.1* Form of Consent and Letter of Transmittal to Exchange Notes and Furnish Consents in Respect of the Outstanding 12-3/8% Series A and Series B Senior Subordinated Notes due 2006 of Golden Sky Systems, Inc.

99.2* Form of Consent and Letter of Transmittal to Exchange Notes and Furnish Consents in Respect of the Outstanding 13-1/2% Series B Senior Discount Notes due 2007 of Golden Sky DBS, Inc.

--------------
*        Filed herewith.
**       Previously filed.
+        Indicates a management contract or compensatory plan.

Item 22.  Undertakings.

         (a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         (b) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

         (c) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bala Cynwyd, Commonwealth of Pennsylvania, on April 20, 2001.

                                         PEGASUS SATELLITE COMMUNICATIONS, INC.

                                         By: /s/ Scott A. Blank
                                            -----------------------------------
                                            Scott A. Blank
                                            Vice President


                                POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints Marshall W. Pagon, Scott A. Blank and Ted S. Lodge as his or her attorneys-in-fact and agents, with full power of substitution for him or her in any and all capacities, to sign any or all amendments or post-effective amendments to the registration statement, or any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith or in connection with the registration of the Pegasus Satellite senior subordinated discount notes due 2007 and Pegasus Satellite senior notes due 2006 under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact the agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitutes may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

               Signature                                 Title                                  Date
               ---------                                 -----                                  -----
By:              *                       Chairman of the Board, Chief                      April 20, 2001
   --------------------------            Executive Officer and President
     Marshall W. Pagon                   (Principal Executive Officer)

By:              *                       Vice President and Chief Financial                April 20, 2001
   --------------------------            Officer (Principal Financial and
     M. Kasin Smith                      Accounting Officer)

By:             *                        Director                                          April 20, 2001
   --------------------------
     Robert N. Verdecchio

By:             *                        Executive Vice President and Director             April 20, 2001
   --------------------------
     Ted S. Lodge

By:             *                        Director                                          April 20, 2001
   --------------------------
     James J. McEntee, III

By:             *                        Director                                          April 20, 2001
   --------------------------
     Mary C. Metzger

By:            *                         Director                                          April 20, 2001
   --------------------------
     Harry F. Hopper III

By:           *                          Director                                          April 20, 2001
   --------------------------
     William P. Phoenix

By:           *                          Director                                          April 20, 2001
   --------------------------
     Robert F. Benbow

By:           *                          Director                                          April 20, 2001
   --------------------------
     William P. Collatos

*By: /s/ Scott A. Blank
    -------------------
     Scott A. Blank
     Attorney-in-fact

                                      II-9

                                 Exhibit Index
Exhibit
Number            Description of Document
------            -----------------------

1.1* Form of Dealer Manager and Consent Solicitation Agreement, by and among Pegasus Satellite Communications, Inc., CIBC World Markets Corp. and Credit Suisse First Boston Corporation.

2.1 Agreement and Plan of Merger dated January 10, 2000, as amended on January 25, 2000, by and among Pegasus Communications Corporation, Golden Sky and certain stockholders of Pegasus Communications Corporation and Golden Sky (which is incorporated herein by reference to Exhibit 2.1 to the Registration Statement on Form S-4 of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) (File No. 333-31080)).

2.2 Asset Purchase Agreement dated as of May 15, 2000, among Centennial Puerto Rico Cable TV Corp., Pegasus Communications Corporation, Pegasus Cable Television of San German, Inc. and MCT Cablevision, Limited Partnership. (Schedules have been omitted but will be provided to the SEC upon request) (which is incorporated herein by reference to Exhibit 2.1 to the 8-K of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) dated September 15, 2000).

2.3 Agreement and Plan of Merger among Pegasus Communications Corporation, Pegasus Holdings Corporation I and Pegasus Merger Sub, Inc. dated as of February 22, 2001 (which is incorporated herein by reference to Exhibit 2.3 to the 10-K of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) dated April 2, 2001).

3.1 Amended and Restated Certificate of Incorporation of Pegasus Satellite Communications, Inc. (included in Exhibit 2.3 above).

3.2 By-Laws of Pegasus Satellite Communications, Inc. (which is incorporated herein by reference to Exhibit 3.2 to the 10-K of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) dated April 2, 2001).

3.3 Certificate of Designation, Preferences and Rights of 12.75% Series A Cumulative Exchangeable Preferred Stock of Pegasus Satellite Communications, Inc. (which is incorporated herein by reference to Exhibit 3.3 to the 10-K of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) dated April 2, 2001).

3.4 Certificate of Designation, Preferences and Rights of 12.75% Series B Cumulative Exchangeable Preferred Stock of Pegasus Satellite Communications, Inc. (which is incorporated herein by reference to Exhibit 3.4 to the 10-K of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) dated April 2, 2001).

4.1 Indenture, dated as of July 7, 1995, by and among Pegasus Media & Communications, Inc., the Guarantors (as this term is defined in the Indenture), and First Fidelity Bank, National Association, as Trustee, relating to the 12-1/2% Series B Senior Subordinated Notes due 2005 (including the form of Notes and Subsidiary Guarantee) (which is incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-4 of Pegasus Media & Communications, Inc. (File No. 33-95042)).

4.2 Form of 12-1/2% Series B Senior Subordinated Notes due 2005 (included in Exhibit 4.1 above).

4.3 Form of Subsidiary Guarantee with respect to the 12-1/2% Series B Senior Subordinated Notes due 2005 (included in
                  Exhibit 4.1 above).

4.4 Form of Indenture by and between Pegasus Satellite Communications, Inc. and First Union National Bank, as trustee, relating to the Exchange Notes (included in Exhibits
                  3.3 and 3.4 above).

4.5 Indenture, dated as of October 21, 1997, by and between Pegasus Communications Corporation and First Union National Bank, as trustee, relating to the 9-5/8% Senior Notes due 2005 (which is incorporated herein by reference to Exhibit 4.1 to Amendment No. 1 to the Form 8-K dated September 8, 1997 of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation)).

4.6 Indenture, dated as of November 30, 1998, by and between Pegasus Communications Corporation and First Union National Bank, as trustee, relating to the 9-3/4% Senior Notes due 2006 (which is incorporated herein by reference to Exhibit 4.6 to the Registration Statement on Form S-3 of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) (File No. 333-70949)).

4.7 Indenture, dated as of November 19, 1999, by and between Pegasus Communications Corporation and First Union National Bank, as Trustee, relating to the 12-1/2% Senior Notes due 2007 (which is incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-4 of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) (File No. 333-94231)).

4.8* Form of Indenture for Pegasus Satellite 13-1/2% Senior Subordinated Discount Notes due 2007.

4.9 Form of Pegasus Satellite 13-1/2% Senior Subordinated Discount Notes due 2007 (included in Exhibit 4.8 above).

4.10* Form of Indenture for Pegasus Satellite 12-3/8% Senior Notes due 2006.

4.11 Form of Pegasus Satellite 12-3/8% Senior Notes due 2006 (included in Exhibit 4.10 above).

4.12 Indenture, dated as of July 31, 1998, by and among Golden Sky Systems, Inc., as issuer, Argos Support Services Company, as guarantor, PrimeWatch, Inc., as guarantor, and State Street Bank and Trust Company of Missouri, N.A., as trustee, relating to the 12-3/8% Senior Subordinated Notes due 2006, Series A and 12-3/8% Senior Subordinated Notes due 2006, Series B of Golden Sky Systems, Inc. (which is incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-4 of Golden Sky Systems, Inc. (File No. 333-64367)).

4.13 Form of 12-3/8% Senior Subordinated Note due 2006, Series B of Golden Sky Systems, Inc. (which is incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-4 of Golden Sky Systems, Inc. (File No. 333-64367)).

4.14 Indenture, dated as of February 19, 1999, between Golden Sky DBS, Inc., as issuer, and United States Trust Company of New York, as trustee, relating to Golden Sky DBS, Inc.'s 13-1/2% Senior Discount Notes due 2007, Series A, and 13-1/2% Senior Discount Notes due 2007, Series B (which is incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-4 of Golden Sky DBS, Inc. (File No. 333-76413)).

4.15 Form of 13-1/2% Senior Discount Note due 2007, Series B of Golden Sky DBS, Inc. (which is incorporated herein by reference to Exhibit 4.1 to the Registration Statement on Form S-4 of Golden Sky DBS, Inc. (File No. 333-76413)).

4.16 Amended and Restated Voting Agreement, dated May 5, 2000, among Pegasus Communications Corporation, Fleet Venture Resources, Inc., Fleet Equity Partners VI, L.P., Chisholm Partners III, L.P., and Kennedy Plaza Partners, Spectrum Equity Investors, L.P. and Spectrum Equity Investors II, L.P., Alta Communications VI, L.P., Alta Subordinated Debt Partners III, L.P. and Alta-Comm S BY S, L.L.C., and Pegasus Communications Holdings, Inc., Pegasus Capital, L.P., Pegasus Scranton Offer Corp, Pegasus Northwest Offer Corp, and Marshall W. Pagon, an individual (which is incorporated herein by reference to Exhibit 10.1 to the Form 8-K of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) dated May 5, 2000).

4.17 Registration Rights Agreement dated May 5, 2000, among Pegasus Communications Corporation, Fleet Venture Resources, Inc., Fleet Equity Partners VI, L.P., Chisholm Partners III, L.P., and Kennedy Plaza Partners, Spectrum Equity Investors, L.P. and Spectrum Equity Investors II, L.P., Alta Communications VI, L.P., Alta Subordinated Debt Partners III, L.P. and Alta-Comm S BY S, L.L.C., and Pegasus Communications Holdings, Inc., Pegasus Capital, L.P., Pegasus Scranton Offer Corp, Pegasus Northwest Offer Corp, and Marshall W. Pagon, an individual (which is incorporated herein by reference to Exhibit 10.2 to the Form 8-K of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) dated May 5, 2000).

5.1*              Opinion of Drinker Biddle & Reath LLP.

8.1*              Opinion of Drinker Biddle & Reath LLP concerning tax matters.

10.1 NRTC/Member Agreement for Marketing and Distribution of DBS Services, dated June 24, 1993, between the National Rural Telecommunications Cooperative and Pegasus Cable Associates, Ltd. (which is incorporated herein by reference to Exhibit
                  10.28 to the Registration Statement on Form S-4 of Pegasus Media & Communications, Inc. (File No. 33-95042) (other similar agreements with the National Rural Telecommunications Cooperative are not being filed but will be furnished upon request, subject to restrictions on confidentiality)).

10.2 Amendment to NRTC/Member Agreement for Marketing and Distribution of DBS Services, dated June 24, 1993, between the National Rural Telecommunications Cooperative and Pegasus Cable Associates, Ltd. (which is incorporated herein by reference to Exhibit 10.29 to the Registration Statement on Form S-4 of Pegasus Media & Communications, Inc. (File No. 33-95042)).

10.3 DIRECTV Sign-Up Agreement, dated May 3, 1995, between DIRECTV, Inc. and Pegasus Satellite Television, Inc. (which is incorporated herein by reference to Exhibit 10.30 to the Registration Statement on Form S-4 of Pegasus Media & Communications, Inc. (File No. 33-95042)).

10.4 Credit Agreement dated January 14, 2000 among Pegasus Media & Communications, Inc., the lenders thereto, CIBC World Markets Corp., Deutsche Bank Securities Inc., Canadian Imperial Bank of Commerce, Bankers Trust Company and Fleet National Bank (which is incorporated herein by reference to Exhibit 10.7 to the Registration Statement on Form S-4 of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) (File No. 333-31080)).

10.5+ Pegasus Communications Corporation Restricted Stock Plan (as amended and restated generally effective as of December 18,
                  1998) (which is incorporated herein by reference to Exhibit
                  10.2 to the Form 10-Q of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) dated August 13, 1999).

10.6+ Pegasus Communications Corporation 1996 Stock Option Plan (as amended and restated effective as of April 23, 1999) (which is incorporated herein by reference to Exhibit 10.1 to the Form 10-Q of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) dated August 13, 1999).

10.7 Agreement, effective as of September 13, 1999, by and among ADS Alliance Data Systems, Inc., Pegasus Satellite Television, Inc. and Digital Television Services, Inc. (which is incorporated herein by reference to Exhibit 10.1 to the Form 10-Q dated November 12, 1999 of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation)).

10.8 Amendment dated December 30, 1999, to ADS Alliance Agreement among ADS Alliance Data Systems, Inc., Pegasus Satellite Television, Inc. and Digital Television Securities, Inc., dated September 13, 1999 (which is incorporated herein by reference to Exhibit 10.8 to the Registration Statement on Form S-4 of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) (File No. 333-31080)).

12.1**            Statements Re Computation of Ratios

21.1 Subsidiaries of Pegasus Satellite Communications, Inc. (which is incorporated herein by reference to Exhibit 21.1 to the 10-K of Pegasus Satellite Communications, Inc. (formerly named Pegasus Communications Corporation) dated April 2, 2001).

23.1*             Consent of Drinker Biddle & Reath LLP (included in Exhibits
                  5.1 and 8.1).

23.2**            Consent of PricewaterhouseCoopers LLP.

23.3**            Consent of KPMG LLP regarding financial statements of Golden
                  Sky DBS, Inc.

23.4** Consent of KPMG LLP regarding financial statements of Golden Sky Systems, Inc.

23.5** Consent of KPMG LLP regarding financial statements of Golden Sky Holdings, Inc.

24.1**            Powers of Attorney (included on Signatures and Powers of
                  Attorney).

25.1*             Statement of Eligibility of Trustee.

99.1* Form of Consent and Letter of Transmittal to Exchange Notes and Furnish Consents in Respect of the Outstanding 12-3/8% Series A and Series B Senior Subordinated Notes due 2006 of Golden Sky Systems, Inc.

99.2* Form of Consent and Letter of Transmittal to Exchange Notes and Furnish Consents in Respect of the Outstanding 13-1/2% Series B Senior Discount Notes due 2007 of Golden Sky DBS, Inc.

----------------
*        Filed herewith.
**       Previously filed.
+        Indicates a management contract or compensatory plan.